Rule 497(e)
                                                        Registration No. 33-6418
                                                               File No. 811-4946

                           THOMPSON PLUMB FUNDS, INC.

                                   GROWTH FUND
                                   SELECT FUND
                                 BLUE CHIP FUND
                                    BOND FUND
                             ----------------------

                       SUPPLEMENT DATED SEPTEMBER 23, 2004
                                       TO
                         PROSPECTUS DATED APRIL 1, 2004


Reorganization of Select and Blue Chip Funds

         On September 22, 2004, the Board of Directors of Thompson Plumb Funds, Inc. unanimously approved and adopted an Agreement and Plan of Reorganization (the "Agreement") for each of the Thompson Plumb Select Fund (the "Select Fund") and the Thompson Plumb Blue Chip Fund (the "Blue Chip Fund"), as being in the best interests of the shareholders of such funds. The Board believes that the transactions will better position the Select and Blue Chip Funds for potential future growth.

         Under the Agreements, all of the assets, subject to liabilities, of the Select and Blue Chip Funds would be transferred to newly created corresponding mutual funds to be managed by The Dreyfus Corporation. The Select Fund's assets would be transferred to the Dreyfus Premier Select Fund, and the Blue Chip Fund's assets would be transferred to the Dreyfus Premier Blue Chip Fund. Each of these Dreyfus funds ("Dreyfus Premier Funds") has the same investment objective and substantially similar investment strategies as the corresponding Thompson Plumb fund. Wisconsin Capital Management, Inc. will serve as sub-adviser to both the Dreyfus Premier Select Fund and the Dreyfus Premier Blue Chip Fund, as is currently the case with the Dreyfus Premier Balanced Opportunity Fund (the successor to the Thompson Plumb Balanced Fund). Immediately following the transfer of its assets, each of the Select and Blue Chip Funds would liquidate and its shareholders would become shareholders of the corresponding Dreyfus Premier Fund, receiving Class J shares of the corresponding Dreyfus Premier Fund with an aggregate net asset value equal to the Select or Blue Chip Fund assets (as the case may be) so transferred. The value of each Select or Blue Chip Fund shareholder's account in the corresponding Dreyfus Premier Fund immediately after the transaction would be the same as the value of that shareholder's account in the Select or Blue Chip Fund immediately before the transaction.

         Each transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes so that the shareholders would not recognize any gain or loss as a result of the exchange of their Select or Blue Chip Fund shares for shares of the corresponding Dreyfus Premier Fund.

         Completion of the transaction is subject to normal and customary conditions. Each Agreement requires the approval of the shareholders of the Select or Blue Chip Fund (as the case may be) before it can be implemented. Details of the transaction and other information will be set forth in a proxy statement/prospectus to be mailed to the Select and Blue Chip Fund shareholders in November 2004 in anticipation of a special meeting of shareholders currently scheduled for late-January 2005. If approved, each transaction is expected to occur at the end of February 2005.











                                       2